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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)  July 31, 2001 (July 24, 2001)



                        Productivity Technologies Corp.
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            (Exact Name of Registrant as Specified in its Charter)



           Delaware                     0-24242                  13-3764753
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 (State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)



 201 South Main Street, 8th Floor, Ann Arbor, Michigan              48104
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      (Address of principal executive offices)                    (Zip Code)



Registrant's Telephone Number, Including Area Code:   (734) 996-1700
                                                      --------------------------



        206 South Main Street, 2/nd/ Floor, Ann Arbor, Michigan 48104
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         (Former name or former address, if changed since last report)
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Item 4.  Change in Registrant's Certifying Accountant

(a)  Dismissal of BDO Seidman, LLP

          On July 24, 2001, Productivity Technologies Corp. (the "Registrant") dismissed BDO Seidman, LLP ("BDO") as its independent accountants. The decision to change independent accountants was recommended by management and approved by a majority of the members of the Registrant's Board of Directors.

          During the two most recent fiscal years and through the date hereof, there have been no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

          BDO's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

          In its annual letter to management issued in November 2000, BDO identified two material weaknesses in the Registrant's internal controls related to the timing of the recordation of transactions and the need of the Registrant to take full physical inventories. In its annual letter to management issued in October 1999, BDO identified one material weakness in the Registrant's internal controls related to general ledger accounts receiving little critical review during the year. Management readily agreed with the recommendations of BDO and has eliminated these weaknesses by taking the steps recommended by BDO. The decision to dismiss BDO was not related to these management letters. Rather, the Registrant dismissed BDO and engaged another accounting firm as part of its continuing effort to reduce the Registrant's operating expenses.

(b)  Appointment of Doeren Mayhew

          Effective July 24, 2001, the Registrant appointed Doeren Mayhew to serve as its independent auditors.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Financial statements of businesses acquired.

               None.

          (b)  Pro forma financial information.

               None.

          (c)  Exhibits.

               99.1 Letter dated July 31, 2001 from BDO Seidman, LLP to the Securities and Exchange Commission.
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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                       Productivity Technologies Corp.
                                       (Registrant)

Date:  July 31, 2001                   By: /s/ Jesse Levine
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                                          Jesse Levine, Chief Financial Officer